EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., Chairman of the Board and Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ SUMMERFIELD K. JOHNSTON, JR. Summerfield K. Johnston, Jr., Chairman of the Board and Chief Executive Officer and a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, PATRICK J. MANNELLY, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ PATRICK J. MANNELLY Patrick J. Mannelly, Senior Vice President and Chief Financial Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MICHAEL P. COGHLAN, Vice President, Controller and Principal Accounting Officer of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ MICHAEL P. COGHLAN Michael P. Coghlan, Vice President, Controller and Principal Accounting Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ HOWARD G. BUFFETT Howard G. Buffett, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. CHESTNUT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ JAMES E. CHESTNUT James E. Chestnut, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ JOHN L. CLENDENIN John L. Clendenin, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ JOHNNETTA B. COLE Johnnetta B. Cole, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ J. TREVOR EYTON J. Trevor Eyton, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ JOSEPH R. GLADDEN, JR. Joseph R. Gladden, Jr., a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ L. PHILLIP HUMANN L. Phillip Humann, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ JOHN E. JACOB John E. Jacob, a Director Coca-Cola Enterprises Inc

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ ROBERT A. KELLER Robert A. Keller, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ JEAN-CLAUDE KILLY Jean-Claude Killy, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, Vice Chairman and Chief Administrative Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ LOWRY F. KLINE Lowry F. Kline, Vice Chairman and Chief Administrative Officer and a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, S. L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Vice Chairman and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan (Effective January 1, 2001), the Coca-Cola Enterprises Inc. 2001 Stock Option Plan, and the Coca-Cola Enterprises Inc. 2001 Restricted Stock Award Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2000.
S/ S. L. PROBASCO S. L. Probasco, Jr., a Director Coca-Cola Enterprises Inc.